UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LOOP MEDIA, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! LOOP MEDIA, INC. 2600 WEST OLIVE AVENUE, PMB 54470 BURBANK, CA 91505 LOOP MEDIA, INC. 2023 Annual Meeting Vote by Internet, telephone or mail by August 14, 2023 11:59 PM ET You invested in LOOP MEDIA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on August 15, 2023. Vote Virtually at the Meeting* August 15, 2023 12:00 PM, ET Virtually at: www.virtualshareholdermeeting.com/LPTV2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V19986-P96405 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 1, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V19987-P96405 01) Bruce A. Cassidy 02) Jon M. Niermann 03) Denise M. Penz 04) Sonya Zilka 05) David Saint-Fleur 1. Election of Directors Nominees: 2. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending September 30, 2023. 3. To approve an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder from 105,555,556 to 150,000,000. 4. To approve the adjournment of the Annual Meeting in the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “For” the adoption of Proposal 3 are insufficient. 5. To vote, on an advisory basis, on the compensation of the Company’s named executive officers. 6. To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For 1 Year